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                                                                    Exhibit 10.4

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                 LOAN, SECURITY AND AGENCY AGREEMENT (TRANCHE A)

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND AGENCY AGREEMENT (TRANCHE A) dated as of December 19, 2003 (the "First Amendment"), is entered into by and among SILVERLEAF RESORTS, INC., a Texas corporation (the "BORROWER"), the parties, including TEXTRON FINANCIAL CORPORATION ("TFC"), a Delaware corporation, which execute and deliver this Agreement in their respective capacities as lenders hereunder (collectively, the "LENDERS" and each, individually, a "LENDER"), and TEXTRON FINANCIAL CORPORATION as facility agent and collateral agent (the "AGENT").

                              W I T N E S S E T H:

         WHEREAS, Borrower was formerly known as ASCENSION CAPITAL CORPORATION (the "Guarantor"), the successor to ASCENSION RESORTS, LTD., a Texas limited partnership (the "Original Borrower"), by merger of EQUAL INVESTMENT COMPANY, a Texas corporation, ASCENSION RESORTS, LTD. and ASCENSION CAPITAL CORPORATION;

         WHEREAS, TFC, Original Borrower and Guarantor were parties to that certain Loan and Security Agreement dated as of August 15, 1995 (the "Original Agreement"), pursuant to which the Original Borrower executed its Secured Promissory Note in favor of Lender in the amount of $5,000,000.00, as amended to date (the "Original Note");

         WHEREAS, on December 28, 1995 Ascension Resorts, Ltd. was merged into the Guarantor and Guarantor was thereafter renamed Silverleaf Vacation Club, Inc.;

         WHEREAS, on December 28, 1995, TFC, Borrower and Guarantor amended the Original Agreement pursuant to a First Amendment to Loan and Security Agreement dated as of December 28, 1995 (the "First Amendment to Original Agreement") to, among other things, evidence TFC's approval of the merger of Ascension Resorts, Ltd. into Ascension Capital Corporation and to reflect the above-mentioned merger and name change;

         WHEREAS, on October 31, 1996, TFC and Borrower further amended the Original Agreement pursuant to a Second Amendment to Loan and Security Agreement dated as of October 31, 1996 (the "Second Amendment") to, among other things, increase the amount of the Loan, decrease the interest rate, and extend the maturity date of the Loan;

         WHEREAS, pursuant to a commitment letter dated January 26, 1999, TFC and Borrower agreed to further modify the terms of the Original Agreement to, among other things, increase the amount of the Loan, decrease the interest rate, extend the maturity date of the Loan and to reflect the change in Borrower's name to Silverleaf Resorts, Inc.;

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         WHEREAS, TFC and Borrower further amended the Original Agreement pursuant to a Third Amendment to Loan and Security Agreement dated as of March 31, 1999 (the "Third Amendment") to amend the Agreement as provided in the January 26, 1999 commitment letter;

         WHEREAS, TFC and Borrower further amended the Original Agreement pursuant to a Fourth Amendment to Loan and Security Agreement dated as of December 16, 1999 (the "Fourth Amendment") to, among other things, modify the definitions of Borrowing Base and Eligible Notes Receivable;

         WHEREAS, TFC and Borrower, as a result of certain Events of Default under the Original Agreement, entered into that certain Forbearance Agreement dated as of April 6, 2001 (the "Forbearance Agreement");

         WHEREAS, TFC and Borrower further amended the Original Agreement pursuant to a Fifth Amendment to Loan and Security Agreement dated as of April 17, 2001 (the "Fifth Amendment") to, among other things, extend the Revolving Credit Period and to incorporate the terms of the Forbearance Agreement;

         WHEREAS, TFC and Borrower further amended and restated the Original Agreement in its entirety pursuant to an Amended and Restated Loan, Security and Agency Agreement (Tranche A) (as amended hereby, the "Loan Agreement") to, among other things, restructure and modify the Loan, including separating the Loan into two separate components - the Revolving Loan Component in the original amount of up to $56,894,400.00 and the Term Loan Component in the original amount of up to $15,105,600.00; to reduce the Commitment, as defined in the Loan Agreement, to $63,920,000.00 less the outstanding principal balance of the Term Loan Component from time to time and to reduce the aggregate Commitment hereunder, under the Additional Credit Facility and the Tranche C Facility, as such terms are defined in the Loan Agreement, to $136,000,000.00 less the outstanding principal balance of the Term Loan Component and the aggregate term loan component of the Additional Credit Facility and the Tranche C Facility from time to time; and to replace the Amended Note with: (i) an Amended and Restated Secured Promissory Note or Notes in the aggregate original principal amount of $56,894,400.00 in favor of Agent, as agent for each of the Lenders (singly and collectively the "Revolving Loan Component Note") and (ii) a Secured Promissory Note or Notes in the aggregate original principal amount of $15,105,600.00 in favor of Agent, as agent for each of the Lenders (singly and collectively the "Term Loan Component Note", and together with the Revolving Loan Component Note, sometimes referred to herein singly and collectively as the "Amended Note");

         WHEREAS, TFC and Borrower amended the Loan Agreement pursuant to a Letter Amendment dated March 27, 2003 to reinstate the maximum allowable ratio of Marketing and Sales Expenses to the Borrower's net proceeds from the sale of Intervals to a ratio of .550 to 1;

         WHEREAS, TFC and Borrower amended the Loan Agreement pursuant to a Letter Agreement dated September 25, 2003 to exclude the $28,711,000 increase in Borrower's allowance for doubtful accounts during the quarter ended March 31, 2003 from the calculations of EBITDA, the Interest Coverage Ratio and Consolidated Net Income under the Loan Agreement and to approve the retirement of certain subordinated notes with a face value of $7,620,000;

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         WHEREAS, Borrower entered into: (i) a Letter Agreement with TFC dated
November 17, 2003 (the "November Letter Agreement"); (ii) an amendment to the Heller Documents dated November 21, 2003; and (iii) an amendment to the Sovereign Documents dated October 1, 2003; each for the purpose of, among other things, waiving certain Events of Default that may have arisen under the Loan Agreement, the Heller Documents and the Sovereign Documents described therein, respectively;

         WHEREAS, TFC and Borrower have agreed to enter into this First Amendment to the Amended and Restated Loan, Security and Agency Agreement to amend and modify the Loan Agreement as set forth below;

         WHEREAS, Borrower intends to convey and transfer certain assets to the SPV, including the SPV Assets, in accordance with the terms of the Silverleaf Finance II Documents, as such terms are hereafter defined and whereas in connection with such transfer, the Commitment, as such term is hereafter defined, shall be reduced as described herein;

         WHEREAS, in connection with the Loans to be made by Lenders pursuant to the Loan Agreement, Textron Financial Corporation has agreed to act as facility agent and collateral agent for the other Lenders and to perform such duties with respect to the Loans as are expressly set forth herein; and

         WHEREAS, all capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. ADDITIONAL RESORT COLLATERAL. Section 1.1(c) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(c) ADDITIONAL RESORT COLLATERAL. The term "Additional Resort Collateral" shall mean singly and collectively, the development rights, real property, fixtures and other personal property, including all management agreements for the Resorts, now owned or hereafter acquired by Borrower and described on
                  Schedule 1.1(c) attached hereto. "Additional Resort Collateral" shall not include the promissory notes and other property of Silverleaf Finance I, Inc., that constitute "Pledged Assets" under the DZ Documents OR THE PROMISSORY NOTES AND OTHER PROPERTY OF SILVERLEAF FINANCE II, INC. THAT CONSTITUTE "CONVEYED ASSETS" OR COLLATERAL UNDER THE SILVERLEAF FINANCE II DOCUMENTS."

2. BUSINESS PLAN. Section 1.1(m) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(m) BUSINESS PLAN. The term "Business Plan" shall mean the five (5) year "Stand Alone" business plan, more particularly described as document "BS.IS.02-08.Lender.9-03.NS.1a2", prepared by Borrower and attached TO THE FIRST AMENDMENT as Exhibit F-1. THE BUSINESS PLAN INCLUDES THE "IMPACT ON LENDERS WORKSHEET" SETTING FORTH

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                  THE AMOUNTS TO BE ADVANCED BY TEXTRON (INDIVIDUALLY AND AS
                  AGENT FOR THE LENDERS), HELLER AND SOVEREIGN PURSUANT TO THEIR RESPECTIVE CREDIT FACILITIES (THE "SENIOR LENDER ADVANCE SCHEDULE")."

3. COLLATERAL. Section 1.1(p) is hereby amended in part to add the following new paragraphs:

                  "(xiv) THE SILVERLEAF FINANCE II STOCK."

                  "(iv) THE SILVERLEAF FINANCE II SUBORDINATED NOTE."

4. COMMITMENT. Section 1.1(q) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(q) COMMITMENT. The term "Commitment" shall refer singly to the obligation of each Lender to make a Loan or Loans under the Revolving Loan Component to Borrower in an aggregate amount not to exceed the Pro Rata Percentage for each Lender of each Advance and to the obligation of TFC to make a Loan or Loans under the Term Loan Component to Borrower and collectively to all Loans to be made by all Lenders under the Revolving Loan Component and by TFC under the Term Loan Component as provided herein. AFTER GIVING EFFECT TO THE DECEMBER 2003 LOAN PAYDOWN PROVIDED FOR IN SECTION 2.4(a) BELOW, the maximum aggregate Commitment of the Lenders hereunder shall not exceed (i) $44,650,000.00 for the Revolving Loan Component; and (ii) $11,280,000.00 for the Term Loan Component, for a total Commitment under this Agreement of $55,930,000.00. The Commitment and the Maximum Available Amount shall be subject to reduction as provided in Section 2.1(a). AFTER GIVING EFFECT TO THE DECEMBER 2003 LOAN PAYDOWN PROVIDED FOR IN SECTION 2.4(a) BELOW, the maximum aggregate Commitment under this Agreement, the Additional Credit Facility and the Tranche C Facility shall be $95,000,000.00 for the Revolving Loan Component and $24,000,000.00 for the Term Loan Component, which Commitment shall be reduced as provided in Section 2.1(a)."

5. DZ FACILITY. Section 1.1(w) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(a) DZ FACILITY. The term "DZ Facility" shall mean that certain note purchase facility to be provided by DZ Bank AG Deutsche Zentral-Genossenschaftsbank, as agent for Autobahn Funding Company, LLC ("DZ") to Borrower, on the terms outlined in the DZ Letter Agreement, dated December 12, 2001, as supplemented by that certain letter agreement by and between Borrower and DZ dated February 7, 2002, and attached hereto as Exhibit G, AS MAY BE HEREAFTER AMENDED FROM TIME TO TIME (collectively, the "DZ LETTER AGREEMENT") and evidenced by the documents listed on Schedule 1.1(w) hereto (the "DZ DOCUMENTS")."

6. EFFECTIVE ADVANCE RATE. Section 1.1(z) is hereby deleted in its entirety and in its place instead is substituted the following:

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                  "(z) EFFECTIVE ADVANCE RATE. The term "Effective Advance Rate"
                  shall mean the aggregate outstanding principal balance of the Revolving Loan Component and the Term Loan Component divided by the aggregate outstanding principal balance of all Eligible Notes Receivable pledged to Agent hereunder. The Effective Advance Rate shall at no time exceed the "MAXIMUM EFFECTIVE ADVANCE RATE", DETERMINED AS FOLLOWS: (i) 95%; or (ii) SUCH HIGHER RATE AS MAY BE AGREED TO BY TFC IN WRITING IN ITS SOLE AND ABSOLUTE DISCRETION PROVIDED, HOWEVER, THAT THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING LOAN COMPONENT DIVIDED BY THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL ELIGIBLE NOTES RECEIVABLE PLEDGED TO AGENT HEREUNDER WILL NOT EXCEED 75%. In addition, the Effective Advance Rate determined with respect to the aggregate of the Loan, the Additional Credit Facility and the Tranche C Facility (collectively
                  "TFC's Facilities") shall at no time exceed: (i) 95% of the aggregate outstanding principal balance of all Eligible Notes Receivable pledged to TFC, as agent or lender as applicable, under TFC's Facilities; or (ii) SUCH HIGHER RATE AS MAY BE AGREED TO BY TFC IN WRITING IN ITS SOLE AND ABSOLUTE
                  DISCRETION PROVIDED, HOWEVER, THAT THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING LOAN COMPONENTS OF TFC'S FACILITIES DIVIDED BY THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL ELIGIBLE NOTES RECEIVABLE PLEDGED TO AGENT
                  UNDER TFC'S FACILITIES WILL NOT EXCEED 75%."

7. ELIGIBLE NOTES RECEIVABLE. Section 1.1(bb)(xv) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(xv) the maximum remaining principal balance of any such Note Receivable shall not exceed $30,000 and the total maximum remaining principal balance of the Notes Receivable executed by any one Purchaser or other maker shall not exceed $50,000 in the aggregate (or such greater amount as may be approved in writing in advance by Agent);"

8. FACILITY FEE. Section 1.1(ii) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(ii) FACILITY FEE. The term "Facility Fee" shall mean the facility fee set forth in the Fee Letter, which shall be payable in accordance with Section 2.7. IN ADDITION TO THE FEES SET FORTH IN THE FEE LETTER, THE FACILITY FEE SHALL INCLUDE A FEE IN THE AMOUNT OF ONE-HALF OF ONE PERCENT (1/2%) OF THE TOTAL AMOUNT OF THE MAXIMUM AGGREGATE COMMITMENT FOR BOTH THE REVOLVING LOAN COMPONENT AND THE TERM LOAN COMPONENT UNDER THIS AGREEMENT, THE ADDITIONAL CREDIT FACILITY, THE TRANCHE C FACILITY AND THE INVENTORY LOAN."

9. NET SECURITIZATION CASH FLOW. Section 1.1(iii) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(iii) NET SECURITIZATION CASH FLOW. All right, title and interest of: (i) Silverleaf Finance I, Inc., a wholly owned subsidiary of Borrower, in any excess cash flow derived from the Notes Receivable sold by Silverleaf Finance I, Inc. to DZ pursuant

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                  to the DZ Documents; and (ii) Silverleaf Finance II, Inc., a
                  wholly owned subsidiary of Borrower, in any excess cash flow derived from the Notes Receivable sold by Borrower to Silverleaf Finance II, Inc. and then sold by Silverleaf Finance II, Inc. to Textron Financial Corporation, as Group Two Lender under the Silverleaf Finance II Documents."

10. REVOLVING LOAN COMPONENT. Section 1.1(zzz) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(zzz) REVOLVING LOAN COMPONENT. Shall mean that portion of the Loan in the amount of $44,650,000.00, AS OF THE FIRST AMENDMENT EFFECTIVE DATE, on the terms and conditions described in Sections 2.1, 2.3, 2.4 and 2.5 hereof, which amount shall be repaid as provided in Section 2.4 and Section 2.5(b) hereof."

11. REVOLVING LOAN TERM. Section 1.1(bbbb) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(bbbb) REVOLVING LOAN TERM. Shall mean the period commencing on the Effective Date and ending on March 31, 2006."

12. TERM LOAN COMPONENT. Section 1.1(rrrr) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(rrrr) TERM LOAN COMPONENT. Shall mean that portion of the Loan in the amount of $11,280,000.00, AS OF THE FIRST AMENDMENT EFFECTIVE DATE, on the terms and conditions set forth in Sections 2.2, 2.3, 2.4 and 2.5 hereof, which amount shall be repaid as provided in Section 2.4 and Section 2.5(b) hereof."

13. DEFINITIONS. Section 1.1 is hereby amended in part to add the following new paragraphs:

                  "(hhhhh) DECEMBER 2003 LOAN PAYDOWN. SHALL MEAN THE PAYMENT ON THE TERM LOAN COMPONENT AND THE REVOLVING LOAN COMPONENT FROM THE PROCEEDS OF THE TFC CONDUIT LOAN IN ACCORDANCE WITH
                  SECTION 2.4(a)(i)."

                  "(iiiii) FIRST AMENDMENT. SHALL MEAN THAT CERTAIN FIRST AMENDMENT TO AMENDED AND RESTATED LOAN, SECURITY AND AGENCY AGREEMENT (TRANCHE A) DATED AS OF DECEMBER 19, 2003 BY AND AMONG SILVERLEAF RESORTS, INC., A TEXAS CORPORATION, AS BORROWER, THE PARTIES, INCLUDING TEXTRON FINANCIAL CORPORATION, A DELAWARE CORPORATION, AS LENDERS, AND TEXTRON FINANCIAL CORPORATION AS FACILITY AGENT AND COLLATERAL AGENT."

                  "(jjjjj) FIRST AMENDMENT EFFECTIVE DATE. SHALL MEAN THE DATE ON WHICH: (i) THE CLOSING OF THE TFC CONDUIT LOAN OCCURS; AND
                  (ii) AGENT DETERMINES, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT EACH OF THE CONDITIONS SET FORTH IN SECTION 41 OF THE FIRST AMENDMENT HAVE BEEN SATISFIED."

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                  "(kkkkk) SILVERLEAF FINANCE II DOCUMENTS. SHALL MEAN THE SPV
                  LOAN AGREEMENT, THE DEVELOPER TRANSFER AGREEMENT, THE DEMAND NOTES AND ALL OTHER AGREEMENTS OR DOCUMENTS EXECUTED IN CONNECTION WITH THE TFC CONDUIT LOAN, AS EACH MAY BE AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME."

                  "(lllll) SILVERLEAF FINANCE II STOCK. SHALL MEAN ALL EQUITY INTERESTS IN SILVERLEAF FINANCE II, INC., ALL DOCUMENTS, CERTIFICATES OR INSTRUMENTS REPRESENTING ANY OF THE FOREGOING AND ALL CASH, SECURITIES, DIVIDENDS, RIGHTS AND OTHER PROPERTY AT ANY TIME RECEIVED OR RECEIVABLE IN RESPECT OF OR IN EXCHANGE FOR THE FOREGOING, AND ALL PROCEEDS OF THE FOREGOING."

                  "(mmmmm) SILVERLEAF FINANCE II SUBORDINATED NOTE. SHALL MEAN THE SUBORDINATED NOTE, DATED AS OF DECEMBER 19, 2003, PAYABLE BY SPVTO THE ORDER OF SILVERLEAF RESORTS, INC., AND ANY OTHER PROMISSORY NOTE ISSUED IN REPLACEMENT OR RESTATEMENT THEREOF, OR OTHERWISE ISSUED TO EVIDENCE SPV'S OBLIGATION TO PAY THE DEFERRED PURCHASE PRICE OF RECEIVABLES UNDER THE DEVELOPER TRANSFER AGREEMENT WHICH IS PART OF THE SILVERLEAF FINANCE II DOCUMENTS, IN EACH CASE AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, AND ALL PROCEEDS OF THE FOREGOING."

                  "(nnnnn) SILVERLEAF FINANCE II STOCK AND SUBORDINATED NOTE PLEDGE AGREEMENT. SHALL MEAN THE AGREEMENT IN THE FORM ATTACHED TO THE FIRST AMENDMENT AS EXHIBIT B-1, PURSUANT TO WHICH THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II SUBORDINATED NOTE IS PLEDGED TO AGENT, AS AGENT FOR EACH LENDER, AS SECURITY FOR THE LOAN."

                  "(ooooo) SPV. SHALL MEAN SILVERLEAF FINANCE II, INC., A DELAWARE CORPORATION."

                  "(ppppp) SPV ASSETS. SHALL MEAN ALL ASSETS SOLD OR CONVEYED BY BORROWER TO THE SPV PURSUANT TO THE SILVERLEAF FINANCE II DOCUMENTS."

                  "(qqqqq) SPV SUBORDINATION AGREEMENT. SHALL MEAN THAT CERTAIN SUBORDINATION AGREEMENT RELATING TO TFC'S INTEREST IN THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II SUBORDINATED NOTE, DATED AS OF DECEMBER 19, 2003 BY AND AMONG TEXTRON FINANCIAL CORPORATION, IN ITS CAPACITY AS LENDER AND AGENT FOR THE LENDERS UNDER THE LOAN DOCUMENTS AND TEXTRON FINANCIAL CORPORATION, IN ITS CAPACITY AS LENDER UNDER THE GROUP TWO DOCUMENTS (AS SUCH TERM IS DEFINED IN THE SPV SUBORDINATION AGREEMENT), AS MAY BE AMENDED, RESTATED OR MODIFIED FROM TIME TO TIME."

                  "(rrrrr) TFC CONDUIT LOAN. SHALL MEAN THAT CERTAIN LOAN FACILITY TO BE PROVIDED BY TEXTRON FINANCIAL CORPORATION ("TFC") TO SPV IN ACCORDANCE WITH THE TERMS OF THE SILVERLEAF FINANCE II DOCUMENTS."

14. REVOLVING LOAN COMPONENT. Section 2.1(a) is hereby deleted in its entirety and in its place instead is substituted the following:

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                  "(a) REVOLVING LOAN COMPONENT. Upon the terms and subject to the conditions set forth in this Agreement, each Lender agrees severally, at any time and from time to time during the Revolving Loan Term, to make a loan or loans to Borrower, and Borrower may borrow, repay and reborrow during the Revolving Loan Term, with respect to the Revolving Loan Component only, in an aggregate amount not to exceed at any time the lesser of: (i) each Lender's Pro Rata Percentage of the amount of the Borrowing Base or (ii) the lending limits set forth in section 2.1(b) hereof. Notwithstanding anything herein to the contrary, as of the First Amendment Effective Date, the aggregate balance of all Advances shall not exceed $44,650,000.00 (the "Maximum Available Amount"). Borrower's right to receive Advances hereunder shall also be subject to the terms and conditions set forth in that certain Intercreditor Agreement between Lender, Borrower, Heller and Sovereign dated of even date herewith. Borrower acknowledges, confirms and agrees that TFC shall have the right to allocate any request for an Advance hereunder to this Loan, the Additional Credit Facility and/or the Tranche C Facility in such manner as TFC may elect in its sole and absolute discretion. Notwithstanding anything herein to the contrary, Borrower acknowledges, confirms and agrees that it shall not be entitled to receive, nor shall any Lender be required to make, any Advance if and to the extent that: (i) Borrower has failed to substantially adhere to the Business Plan, including the Senior Lender Advance Schedule, as determined by Agent in its sole and absolute discretion; or (ii) the most recent weekly flash report delivered in accordance with Section 7.1(h)(xii) hereof (a "Weekly Flash Report"), indicates that Borrower has in excess of five million dollars ($5,000,000) in available unrestricted cash.

                           Borrower acknowledges, agrees and confirms that as
                  provided in the Business Plan, the Commitment for the Revolving Loan Component and the Maximum Available Amount shall be reduced to $39,950,000.00 ON MARCH 31, 2006.

                           On or before the FIRST AMENDMENT EFFECTIVE DATE, the
                  aggregate amount of the Commitment for the Revolving Loan Component provided hereunder, under the Additional Credit Facility and the Tranche C Facility shall be equal to $95,000,000.00. Borrower further acknowledges, confirms and agrees that the aggregate Commitment for the Revolving Loan Component under this Agreement, the Additional Credit Facility and the Tranche C Facility shall be reduced to $85,000,000.00 ON MARCH 31, 2006."

15. INTEREST RATE. Section 2.3 is hereby deleted in its entirety and in its place instead is substituted the following:

                  "2.3 INTEREST RATE. From and after the Effective Date, with respect to the Revolving Loan Component, including each Loan hereafter made pursuant to Section 2.1(a) hereof, the Revolving Loan Component shall bear interest at the Interest Rate applicable to the Revolving Loan Component as of the date funds are received by Agent as provided in Section 2.1(f) through each Lender's receipt of repayment of the Revolving Loan Component in accordance with Section 2.4 (if received by a Lender later than 1:00 p.m., Eastern Standard Time, then interest accrual shall be through the

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                  next Business Day following such receipt). From and after the
                  Effective Date, the Term Loan Component shall bear interest at the Interest Rate applicable to the Term Loan Component through TFC'S receipt of payment of the Term Loan Component as provided in Section 2.4. Immediately upon the occurrence of an Event of Default and after the Final Maturity Date (if the Loan is not paid in full on the Final Maturity Date), at TFC's election, in its sole discretion, the entire Loan will bear interest at the Default Rate."

16. PAYMENTS. The first paragraph of Section 2.4 is hereby deleted in its entirety and in its place instead is substituted the following paragraph:

                  "2.4     PAYMENTS. From and after the Effective Date, Borrower
                  agrees punctually to pay or cause to be paid to Agent, as agent for each Lender UNDER THE REVOLVING LOAN COMPONENT AND TO TFC AS LENDER UNDER THE TERM LOAN COMPONENT, all principal and interest due under each Note in respect of the Loans. Borrower shall make the following payments on the Loan:"

17. LOAN PAYDOWN. Section 2.4(a) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(a)(i) INITIAL LOAN PAYDOWN. On or before May 31, 2002, Borrower shall make, from the proceeds of the DZ Facility, a payment on the Revolving Loan Component in the amount of approximately $12,274,000. (ii) DECEMBER 2003 LOAN PAYDOWN. ON OR BEFORE THE FIRST AMENDMENT EFFECTIVE DATE, BORROWER SHALL MAKE, FROM THE PROCEEDS OF THE TFC CONDUIT LOAN, A PAYMENT ON THE REVOLVING LOAN COMPONENT IN THE AMOUNT OF APPROXIMATELY $21,857,538.07. ON OR BEFORE THE FIRST AMENDMENT EFFECTIVE DATE, BORROWER SHALL MAKE, FROM THE PROCEEDS OF THE TFC CONDUIT LOAN, A PAYMENT ON THE TERM LOAN COMPONENT IN THE AMOUNT OF APPROXIMATELY $2,647,357.58."

18. MONTHLY PAYMENTS, TERM LOAN COMPONENT. That portion of Section 2.4(b) beginning "(2) Term Loan Component..." and ending "...as provided immediately above.", describing monthly payments under the Term Loan Component, is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(2) TERM LOAN COMPONENT. Borrower shall pay to TFC on or before the tenth day of each month an amount equal to: (i) all interest accrued at the applicable Default Rate on the Term Loan Component; plus (ii) all interest due and payable as of the last day of the immediately preceding month; plus (iii) a principal payment sufficient to amortize the Term Loan Component in full on the basis of a FIFTEEN (15) year amortization schedule. In the event that Borrower fails to make the payment in question, TFC may, at its option, on or before the tenth day of each month, make an Advance with respect to the Revolving Loan Component and apply such Advance to the payment of amounts due in respect of the Term Loan Component as provided immediately above, PROVIDED THAT: (i) NO DEFAULT OR EVENT OF DEFAULT SHALL EXIST IMMEDIATELY PRIOR TO THE MAKING OF SUCH REQUESTED ADVANCE OR, AFTER GIVING EFFECT

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                  THERETO, IMMEDIATELY AFTER THE MAKING OF SUCH REQUESTED
                  ADVANCE, EXCEPT FOR ANY DEFAULT OR EVENT OF DEFAULT THAT MAY HAVE ARISEN AS A RESULT OF NON-PAYMENT OF THE TERM LOAN COMPONENT; AND (II) AGENT SHALL HAVE DETERMINED THAT THE REQUESTED ADVANCE, WHEN ADDED TO THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF ALL PREVIOUS ADVANCES, IF ANY, DOES NOT, BASED ON THE ELIGIBLE NOTES RECEIVABLE THAT HAVE BEEN DULY PLEDGED IN FAVOR OF AGENT: (X) EXCEED THE TOTAL AMOUNT OF THE BORROWING BASE, OR (Y) CAUSE THE EFFECTIVE ADVANCE RATE, DETERMINED WITH RESPECT TO THE AGGREGATE OF THE LOAN, THE ADDITIONAL CREDIT FACILITY AND THE TRANCHE C FACILITY, TO EXCEED THE MAXIMUM EFFECTIVE ADVANCE RATE."

19. MANDATORY TERM LOAN COMPONENT FUND UP PREPAYMENT. Section 2.4(c), Mandatory Term Loan Component Fund Up Prepayment, is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(c) MANDATORY TERM LOAN COMPONENT FUND UP PREPAYMENT. If and to the extent that: (i) at the end of each calendar quarter during the first two (2) years of the Term following the Effective Date, commencing the calendar quarter ending June 30, 2002 (x) the outstanding principal balance of all Loans made with respect to the Revolving Loan Component is less than seventy percent (70%) of the then outstanding principal balance of the Eligible Notes Receivable pledged to Agent with respect to such Loans (such difference being hereinafter referred to as an "Available Fund-Up Amount") and (y) provided Borrower has available unrestricted cash of five million dollars ($5,000,000.00) or more as indicated in the most recent Weekly Flash Report or (ii) at the end of each calendar quarter commencing the calendar quarter ending June 30, 2004
                  (x) the outstanding principal balance of all Loans made with respect to the Revolving Loan Component is less than seventy-five percent (75%) of the then outstanding principal balance of the Eligible Notes Receivable pledged to Agent with respect to such Loans (such difference also being referred to as an "Available Fund-Up Amount") and (y) provided Borrower has available unrestricted cash of five million dollars ($5,000,000.00) or more as indicated in the most recent Weekly Flash Report, then Borrower agrees that Agent may, IN ITS SOLE AND ABSOLUTE DISCRETION, on the last Business Day of each such calendar quarter, make an Advance with respect to the Revolving Loan Component in an amount NOT TO EXCEED such Available Fund Up Amount and apply any such Advance to the repayment of the Term Loan Component as follows: (i) first to interest at the applicable Default Rate; (ii) then to interest at the applicable Interest Rate and (iii) then to reduction of principal of the Term Loan Component until such time as the Term Loan Component is paid in full."

20. USE OF PROGRAM RESERVE ACCOUNT WITHDRAWALS AND SURPLUS UNDER THE TFC CONDUIT LOAN. Section 2.4 is hereby amended in part to add the following new paragraph:

                  "(h) USE OF PROGRAM RESERVE ACCOUNT WITHDRAWALS AND SURPLUS UNDER THE TFC CONDUIT LOAN. TO THE EXTENT THAT FUNDS ARE MADE AVAILABLE TO SPV FROM THE PROGRAM RESERVE ACCOUNT IN ACCORDANCE WITH SECTION 5.1(E) OF THE LOAN AND SECURITY AGREEMENT WHICH IS PART OF THE SILVERLEAF FINANCE II DOCUMENTS, TO THE EXTENT PERMITTED BY LAWS AND THE SILVERLEAF FINANCE II DOCUMENTS, BORROWER SHALL

                  CAUSE SPV TO DISTRIBUTE SUCH FUNDS TO BORROWER AND BORROWER SHALL MAKE PAYMENT IN THE AMOUNT OF SUCH DISTRIBUTION TO TFC AND SOVEREIGN TO BE APPLIED IN THE ORDER SET FORTH IN THAT CERTAIN INTERCREDITOR AGREEMENT BETWEEN TFC, BORROWER, HELLER AND SOVEREIGN DATED OF EVEN DATE HEREWITH, AS AMENDED. TO THE EXTENT THAT BORROWER RECEIVES ANY DISTRIBUTIONS FROM THE SPV IN RESPECT OF ANY SURPLUS PAYMENTS, AS SUCH TERM IS DEFINED IN THE SILVERLEAF FINANCE II DOCUMENTS, SUCH FUNDS SHALL BE USED BY BORROWER STRICTLY TO FUND OPERATING EXPENSES IN ACCORDANCE WITH THE BUSINESS PLAN AND FOR NO OTHER REASON, WITHOUT AGENT'S PRIOR WRITTEN CONSENT."

21. FACILITY FEE. Section 2.7 is hereby deleted in its entirety and in its place instead is substituted the following:

                  "2.7 FACILITY FEE. Borrower acknowledges and agrees that a Facility Fee in the amount set forth in the Fee Letter is due and payable exclusively to Lenders. Borrower acknowledges, agrees and confirms that each Lender has earned its respective Pro Rata Percentage of the Facility Fee notwithstanding whether the Loan or any portion is funded and further agrees that the Facility Fee shall be payable BY BORROWER AT THE CLOSING OF THE TFC CONDUIT LOAN."

22. GRANT OF SECURITY INTEREST. Section 3.1 is hereby deleted in its entirety and in its place instead is substituted the following:

                  "3.1 GRANT OF SECURITY INTEREST. To secure the payment and performance of the Obligations, for value received, Borrower unconditionally and irrevocably assigns, pledges and grants to Agent, as agent for each Lender, a continuing first priority security interest in and to the Collateral (OTHER THAN THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II SUBORDINATED NOTE , AS TO WHICH AGENT IS GRANTED A JUNIOR SECURITY INTEREST AS HEREINAFTER PROVIDED) to further secure the payment and performance of the Obligations. To further secure the payment and performance of the Obligations, Borrower shall also execute and deliver to Agent, as agent for each Lender: (i) the modifications to the Land Mortgages in the applicable form attached hereto as Exhibit A, granting Agent, as agent for each Lender, a first priority mortgage lien on the Land and (ii) the Additional Resort Collateral Mortgages, in the applicable form attached hereto as Exhibit A, granting Agent, as agent for each Lender, a first priority mortgage lien on that portion of the Additional Resort Collateral consisting of real property. To further secure the payment and performance of the Obligations, Borrower shall further execute and deliver to Agent, as agent for each
                  Lender: (1) the Additional Resort Collateral Assignment, in the applicable form attached hereto as Exhibit A, granting Agent, as agent for each Lender, a first priority security interest on that portion of the Additional Resort Collateral consisting of personal property; (2) the Stock Pledge Agreement, in the applicable form attached hereto as Exhibit A, granting Agent, as agent for each Lender, a first priority security interest in the Silverleaf Finance I, Inc. Stock; (3) the Amended Standby Management Agreement Assignment, in the applicable form attached hereto as Exhibit A, assigning to Agent, as agent for each Lender, all of Borrower's right, title and interest in the Amended Standby

                  Management Agreement Assignment; (4) the Standby Servicing Agreement Assignment, in the applicable form attached hereto as Exhibit A, assigning to Agent, as agent for each Lender, all of Borrower's right, title and interest in the Standby Servicing Agreement; and (5) THE SILVERLEAF FINANCE II STOCK AND SUBORDINATED NOTE PLEDGE AGREEMENT, IN THE APPLICABLE FORM ATTACHED TO THE FIRST AMENDMENT AS EXHIBIT B-1, GRANTING AGENT, AS AGENT FOR EACH LENDER, A JUNIOR AND SUBORDINATE SECURITY INTEREST IN THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II SUBORDINATED NOTE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE SPV SUBORDINATION AGREEMENT. For convenience of administration, Agent is acting as agent for Lenders under the Agreement. Agent, as such agent, may execute any of its duties hereunder by or through its agents, officers or employees and shall be entitled to rely upon the advice of counsel as to its duties. Agent, as such agent, shall not be liable to Lenders for any action taken or omitted to be taken by it in good faith and shall neither be responsible to Lenders for the consequences of any oversight or error of judgment nor be answerable to Lenders for any loss unless the same shall happen through Agent's gross negligence or willful misconduct. To the extent that Agent, as such agent, shall not be reimbursed by Borrower for any costs, liabilities or expenses incurred in such capacity, Lenders shall reimburse Agent therefor pro rata in accordance with their respective Pro Rata Percentages (including Agent as one of Lenders for this purpose). Each Lender agrees that Agent shall be entitled to take and shall only be required to take, any action which it is permitted to take under this Agreement.

                  Notwithstanding anything herein to the contrary, Borrower acknowledges and agrees as follows:

                  (a)      The Revolving Loan Component shall be secured by:

                           (i) a first priority security interest in the Eligible Notes Receivable pledged to Agent on behalf of Lenders as provided herein, the Mortgages with respect thereto and that portion of the other Collateral related thereto;

                           (ii) a first priority security interest in the Ineligible Note Portfolio, the Mortgages with respect thereto and that portion of the other Collateral related thereto; and

                           (iii) a second priority security interest in the Silverleaf Finance I Stock and the Additional Resort Collateral, subject only to the security interest securing the Term Loan Component and the Inventory Loan AND A SUBORDINATE SECURITY INTEREST IN THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II SUBORDINATED NOTE SUBJECT TO THE SECURITY INTEREST SECURING THE TERM LOAN COMPONENT AND SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE SPV SUBORDINATION AGREEMENT.

                  (b)      The Term Loan Component shall be secured by:

                           (i) a first priority security interest in the Additional Resort Collateral;

                           (ii) a first priority security interest in Borrower's Silverleaf Finance I, Inc. Stock;

                           (iii)    Intentionally Omitted;

                           (iv) a second priority security interest, subject only to the security interest securing the Revolving Loan Component, in the Eligible Notes Receivable pledged to Agent on behalf of Lenders as provided herein, the Mortgages with respect thereto and that portion of the other Collateral related thereto;

                           (v) second priority security interest, subject only to the security interest securing the Revolving Loan Component, in the Ineligible Note Portfolio, the Mortgages with respect thereto and the other Collateral related thereto; and

                           (vi) A SUBORDINATE SECURITY INTEREST IN THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II SUBORDINATED NOTE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE SPV SUBORDINATION AGREEMENT.

                  In addition to the foregoing, Borrower acknowledges, agrees and confirms that the security interest granted to Agent, on behalf of Lenders, in all other Collateral to secure the Loan, including the Land, the Standby Management Agreement, the Standby Servicing Agreement and the other collateral securing the Heller Facility, the Sovereign Facility, the Additional Credit Facility, the Tranche C Facility and the Inventory Loan shall be equal in priority as between the Revolving Loan Component and the Term Loan Component and, with respect to the collateral securing the Heller Facility, the Sovereign Facility, the Additional Credit Facility, the Tranche C Facility and the Inventory Loan, subject only to the security interests securing such facilities. For purposes hereof, the reference to "collateral securing the Heller Facility" and "collateral securing the Sovereign Facility" shall mean the Notes Receivable and related Mortgages exclusively assigned to Heller or Sovereign in connection with an advance under their respective loan documents."

23. PURCHASER/ CRITERIA. Section 3.11 is hereby deleted in its entirety and in its place instead is substituted the following:

                  "3.11 PURCHASER/CRITERIA. All Eligible Notes Receivable pledged as Collateral to Agent subsequent to the Effective Date will be underwritten in a manner consistent with the Borrower's general underwriting criteria, as approved in writing by Agent, including, without limitation: (i) the requirement that a majority of sales shall be made to Purchasers with minimum annual income as follows: $35,000 for purchasers residing in the state of Texas, $40,000 for purchasers residing in the state of Illinois, and $45,000 for purchasers residing in the state of Massachusetts, (ii) the requirement that each Purchaser shall have a major credit card issued in his or her name, with a copy of such credit card maintained in Borrower's file for such Purchaser, and (iii) the requirement that the weighted average FICO Credit Bureau Scores of all Purchasers with respect to which a FICO score can be obtained be not less than 640, provided that the aggregate outstanding principal balance of Eligible Notes Receivable pledged to Agent with respect to which a FICO score can not be obtained, does not exceed ten percent (10%) of the aggregate outstanding principal amount of all Eligible Notes Receivable pledged to Agent. Borrower shall not materially alter its general underwriting criteria without the prior written approval of Agent, which approval, Agent may withhold in its sole discretion. ON A SEMI-ANNUAL BASIS, BORROWER SHALL PROVIDE AGENT WITH WRITTEN CERTIFICATION THAT THE UNDERWRITING CRITERIA AS APPROVED BY AGENT REMAIN IN FULL FORCE AND EFFECT AND HAVE NOT BEEN REVISED OR ALTERED WITHOUT AGENT'S CONSENT."

24. CROSS COLLATERALIZATION. Section 3.13 is hereby deleted in its entirety and in its place instead is substituted the following:

                  "3.13 CROSS COLLATERALIZATION. The Collateral also secures the Obligations of Borrower under the Additional Credit Facility, the Inventory Loan, and the Tranche C Facility. Upon repayment of this Loan and the satisfaction by Borrower of all of the Obligations under this Loan, the Collateral shall continue to secure the Additional Credit Facility, the Inventory Loan and the Tranche C Facility, as provided in the documents evidencing and securing the Additional Credit Facility, the Inventory Loan and the Tranche C Facility. Borrower further acknowledges and agrees that upon repayment in full of the Heller Facility and/or the Sovereign Facility, Agent's security interest in the collateral securing such facilities shall automatically become a first priority security interest securing the Borrower's Obligations hereunder and under the Additional Credit Facility, the Tranche C Facility and the Inventory Facility and Borrower shall take such steps as Agent may request to deliver such collateral to Agent and to confirm Agent's first priority security interest therein. Notwithstanding the foregoing: (a) when the Term Loan Component and the Inventory Loan are paid in full, the Additional Resort Collateral shall be released from the Lien of the security interest granted to Agent hereunder provided:
                  (i) an Event of Default has not occurred; and (ii) the Additional Resort Collateral is also released from any lien granted to Sovereign pursuant to the Sovereign Documents; (b) when the Term Loan Component and the Inventory Loan are paid in full, the Silverleaf Finance I, Inc. Stock shall be released from the Lien of the security interest granted to Agent hereunder provided: (i) an Event of Default has not occurred; and (ii) the Silverleaf Finance I, Inc. Stock is also released from any lien granted to Sovereign pursuant to the Sovereign Documents; (c) WHEN THE TERM LOAN COMPONENT, THE REVOLVING LOAN COMPONENT AND THE INVENTORY LOAN ARE PAID IN FULL, THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II SUBORDINATED NOTE SHALL BE RELEASED FROM THE LIEN OF THE SECURITY INTEREST GRANTED TO AGENT HEREUNDER PROVIDED:
                  (I) AN EVENT OF DEFAULT HAS NOT OCCURRED; AND (ii) THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II SUBORDINATED NOTE ARE ALSO RELEASED FROM ANY LIEN GRANTED TO SOVEREIGN PURSUANT TO THE SOVEREIGN DOCUMENTS."

25. USE OF PROCEEDS/MARGIN STOCK. Section 6.11 is hereby deleted in its entirety and in its place instead is substituted the following:

                  "6.11 USE OF PROCEEDS/MARGIN STOCK. (a) The proceeds of the Loan, the Additional Credit Facility, the Tranche C Facility, the Inventory Loan, the Heller Loan, the Tax Refund, the Sovereign Loan, the DZ Facility and any cash dividend or other cash distribution Borrower receives from Silverleaf Finance I, Inc. OR SILVERLEAF FINANCE II, INC. will be used strictly in accordance with the Business Plan and for no other purpose and
                  (b) none of the proceeds of the Loan will be used to purchase or carry any "margin stock" (as defined under Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time), and no portion of the proceeds of the Loan will be extended to others for the purpose of purchasing or carrying margin stock. None of the transactions contemplated in the Agreement (including, without limitation, the use of the proceeds from the Loan) will violate or result in the violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter 11."

26. RESTRICTIONS OF BORROWER. Section 6.14 is hereby deleted in its entirety and in its place instead is substituted the following:

                  "6.14 RESTRICTIONS OF BORROWER. Except for this Agreement and the Loan Documents, the Inventory Loan Documents, the Tranche B Loan Documents, the Tranche C Loan Documents, the Heller Documents, the Sovereign Documents, THE DZ DOCUMENTS OR THE SILVERLEAF FINANCE II DOCUMENTS, Borrower will not be, on or after the date hereof, a party to any contract or agreement which restricts its right or ability to incur indebtedness or prohibits Borrower's execution of or compliance with the terms of this Agreement, the other Loan Documents, the Inventory Loan Agreement, the Tranche C Facility Loan Agreement, the Additional Credit Facility Loan Agreement, the Heller Documents, the Bond Holder Exchange Documents, the Sovereign Documents, the DZ Documents or THE SILVERLEAF FINANCE II DOCUMENTS. Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Collateral, whether now owned or hereafter acquired, to be subject to a Lien except: (i) in favor of Agent as provided herein; and (ii) with respect to the Land, the Additional Resort Collateral, the Silverleaf Finance I. Inc. Stock, the Ineligible Notes Receivable, THE SILVERLEAF FINANCE II SUBORDINATED NOTE AND THE SILVERLEAF FINANCE II STOCK, in favor of Heller, Sovereign AND TFC, as applicable."

27. REPORTING REQUIREMENTS. Section 7.1(h)(i) ("Monthly Financial Reports") is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(i) MONTHLY FINANCIAL REPORTS. As soon as available and in any event within FIVE (5) BUSINESS days after the end of each calendar month, a report showing (i) the trial balance of the Pledged Notes Receivable, (ii) an aging report on the Pledged Notes Receivable, (iii) a report detailing the collections on each of the Pledged Notes

                  Receivable, (iv) a Borrowing Base Report, (v) monthly reports from the Lockbox Agent required pursuant to the Lockbox Agreement, and (vi) a report in form satisfactory to Agent indicating, among other things, the conformity of the Borrower's business to the Business Plan and any variances therefrom during the preceding calendar month." IN ADDITION, BORROWER SHALL DELIVER EACH OF THE MONTHLY FINANCIAL REPORTS PROVIDED FOR IN THIS SECTION 7.1(h)(i) DIRECTLY TO WEBSTER BANK AT THE ADDRESS PROVIDED FOR IN SECTION 12.1 OF THE LOAN AGREEMENT. IN THE EVENT THAT WEBSTER BANK HAS QUESTIONS OR COMMENTS RELATING TO SUCH MONTHLY FINANCIAL REPORTS, SUCH QUESTIONS OR COMMENTS SHALL BE DIRECTED TO AGENT.

28. STANDBY MANAGER, RESORT CONSULTANT AND STANDBY SERVICER. Section 7.1(y) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(y) STANDBY MANAGER, RESORT CONSULTANT AND STANDBY SERVICER. Borrower will enter into agreements for the Standby Manager and the Resort Consultant on or before the Effective Date and will maintain such agreements in full force and effect. IN THE EVENT THAT SUCH AGREEMENTS FOR THE STANDBY MANAGER AND THE RESORT CONSULTANT EXPIRE BEFORE THE FINAL MATURITY DATE, SUCH AGREEMENTS SHALL BE EXTENDED OR SHALL BE REPLACED, BEFORE THEIR EXPIRATION, WITH AGREEMENTS FOR A STANDBY MANAGER AND A RESORT CONSULTANT THAT EXPIRE NO SOONER THAN THE FINAL MATURITY DATE. Borrower will maintain the agreement for the Standby Servicer in full force and effect. Borrower agrees that upon the occurrence of a Default or Event of Default hereunder: (1) Agent may, with the approval of a majority of the Borrower's Board of Directors, which approval shall not be unreasonably withheld or delayed, terminate any then existing management agreements and replace any existing manager with such manager as Agent may select, provided however, if: (x) the obligations have become immediately due and payable in accordance with Section 9.1 (a) hereof, or (y) Agent elects to have J & J Limited, Inc. act as manager, then no such approval of Borrower's Board of Directors shall be required; and (2) the Standby Servicer will assume full control over the servicing of all Pledged Notes Receivable, reporting solely to Agent, as provided in Sections 9.1(i) and 10.14 hereof."

29. HELLER FACILITY, SOVEREIGN FACILITY, DZ FACILITY AND BOND HOLDER EXCHANGE TRANSACTION. Section 7.1(bb) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(bb) HELLER FACILITY, SOVEREIGN FACILITY, DZ FACILITY, TFC CONDUIT LOAN AND BOND HOLDER EXCHANGE TRANSACTION. Borrower will comply with each of the terms and conditions of the Heller Facility, the Sovereign Facility, the DZ Facility, THE TFC CONDUIT LOAN and the Bond Holder Exchange Documents and will promptly deliver to Agent, upon receipt by Borrower, copies of any notices received by Borrower in connection with any of the forgoing credit facilities."

30. PROFITABLE OPERATIONS. Section 7.1(cc)(v) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(v) PROFITABLE OPERATIONS. Borrower will not permit Consolidated Net Income (a) for any fiscal year, commencing with the fiscal year ending December 1, 2002, to be less than $1.00 and (b) for any two consecutive fiscal quarters (reviewed on an individual rather than on an aggregate basis) to be less than $1.00."

31. NET SECURITIZATION CASH FLOW. Section 7.1(dd) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(dd) NET SECURITIZATION CASH FLOW. Borrower will cause Silverleaf Finance I, Inc. to declare, at least quarterly, a cash dividend payable to Borrower, in an amount equal to the Net Securitization Cash Flow in respect of Silverleaf Finance I, Inc. for such quarter. If no Default or Event of Default has occurred, Borrower agrees to use such dividends for payment of Operating Expenses as provided in the Business Plan and for no other purpose. If a Default or Event of Default has occurred, then all such dividends shall be paid directly to Agent, as agent for each Lender, and applied by Agent in repayment of the Term Loan Component as provided in Section 2.4(b). Borrower shall provide Agent with notice of Silverleaf Finance I, Inc.'s declaration of a cash dividend, together with a certification that: (i) states whether a Default or Event of Default exists, and (ii) contains a calculation of the Net Securitization Cash Flow.

                  Borrower will cause Silverleaf Finance II, Inc. to declare, at least quarterly, a cash dividend payable to Borrower and/or a payment in respect of the Silverleaf Finance II Subordinated
                  Note in an aggregate amount equal to the Net Securitization Cash Flow in respect of Silverleaf Finance II, Inc. for such quarter. If no Default or Event of Default has occurred, Borrower agrees to use such dividends or payments for payment of Operating Expenses as provided in the Business Plan and for no other purpose. If a Default or Event of Default has occurred, then all such dividends or payments, after payment of all amounts then due and payable by Borrower to TFC in respect of the Term Loan Component in accordance with Section 2.4(h) hereof, shall be paid directly to Agent, as agent for each Lender, and applied by Agent in repayment of the Term Loan Component and the Revolving Loan Component on a pro rata basis, as provided in Section 2.4(b). Borrower shall provide Agent with notice of Silverleaf Finance II, Inc.'s declaration of a cash dividend or a payment on the Silverleaf Finance II Subordinated Note, together with a certification that: (i) states whether a Default or Event of Default exists, and (ii) contains a calculation of the Net Securitization Cash Flow."

32. RESTRICTIONS ON TRANSFERS. Section 7.2(b) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(b) RESTRICTIONS ON TRANSFERS. Except as hereinafter specifically provided, Borrower shall not, whether voluntarily or involuntarily, by operation of law or otherwise, (i) without obtaining the prior written consent of Agent (which consent may be given, withheld or conditioned by Agent in Agent's sole discretion), transfer, sell, pledge, convey, hypothecate, factor or assign all or any portion of the Collateral, the Encumbered Intervals, the Common Elements relating to the Encumbered Intervals or any Resort facilities or amenities, or contract to do any of the foregoing, including, without limitation, pursuant to options to purchase, and so-called "installment sales contracts", "land contracts", or "contracts for deed", PROVIDED THAT THE FOREGOING RESTRICTION ON TRANSFERS SHALL NOT APPLY TO THE CONVEYANCE OF SPV ASSETS TO THE SPV IN ACCORDANCE WITH THE SILVERLEAF FINANCE II DOCUMENTS, (ii) without obtaining the prior written consent of Agent (which consent may be given, withheld or conditioned by Agent in Agent's sole discretion), lease or license all or any portion of the Collateral, the Encumbered Intervals, the Common Elements relating to the Encumbered Intervals or any Resort facilities or amenities (EXCEPT FOR THE LICENSE CREATED IN FAVOR OF SPV UNDER ANY LICENSE AGREEMENT WITH BORROWER, SILVERLEAF CLUB OR ANY TIMESHARE OWNERS ASSOCIATION, TO USE OR ACCESS THE RESERVATION SYSTEM OR RELATED COMPUTER HARDWARE OR SOFTWARE FOR ANY RESORT), or change the legal or actual possession or use thereof, (iii) permit the assignment, transfer, delegation, change, modification or diminution of the duties or responsibilities of Borrower, of any manager of the Resort approved by Agent as manager of the Resort (except for an assignment of such duties to a professional management company or companies reasonably acceptable to Agent in advance) without obtaining the prior written consent of Agent (which consent shall not be unreasonably withheld), or (iv) without obtaining the prior written consent of Agent (which consent may be given, withheld or conditioned by Agent in Agent's sole discretion), cause or permit the assignment, pledge or other encumbrance of any of the Operating Contracts or all or any portion of Borrower's right, title or interest in the Declaration. Without limiting the generality of the preceding sentence, and subject to the terms of this Agreement, the prior written consent of Agent (as specified above) shall be required for (A) any transfer of the Encumbered Intervals, the Common Elements relating to the Encumbered Intervals or any Resort facilities or amenities or any part thereof made to a subsidiary or Affiliate or otherwise, (B) any transfer of all or any part of the Encumbered Intervals, the Common Elements relating to the Encumbered Intervals or any Resort facilities or amenities by Borrower to its stockholders or Affiliates or vice versa, and (C) any corporate merger or consolidation, disposition or other reorganization, except as permitted in
                  Section 7.1(c). In the event that Agent is willing to consent to a transfer which would otherwise be prohibited by this
                  Section 7.2(b) Agent may condition its consent on such terms as it desires, including, without limitation, an increase in the Interest Rate and the requirement that Borrower pay a transfer fee, together with any expenses incurred by Agent in connection with the granting of such consent (including, without limitation, attorneys' fees and expenses). If Borrower violates the terms of this Section 7.2(b), in addition to any other rights or remedies which Agent may have herein, in any other Loan Document, or at law or in equity, Agent may by written notice to Borrower increase, effective immediately as of the date of such violation, the Interest Rate to the Default Rate."

33. TRANSACTIONS WITH AFFILIATES. Section 7.2(d) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(d) TRANSACTIONS WITH AFFILIATES. EXCEPT AS PROVIDED IN THE SILVERLEAF FINANCE II DOCUMENTS, without the prior written consent of Agent, which shall not unreasonably be withheld, Borrower will not enter into any transaction with any Affiliate in connection with the Resorts, including, without limitation, relating to the purchase, sale or exchange of any assets or properties or the rendering of any service, except in the ordinary course of, and pursuant to the reasonable requirements of, the operations of the Resorts and upon fair and reasonable terms."

34. TIMESHARE REGIME. Section 7.2(g) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(g) TIMESHARE REGIME. Without Agent's prior written consent, which consent shall not be unreasonably withheld as to changes necessary to implement the Business Plan, Borrower shall not amend, modify or terminate the Declarations or other Timeshare Documents, or any other restrictive covenants, agreements or easements regarding the Resorts (except for routine non-substantive modifications which have no impact on the Collateral AND EXCEPT FOR AMENDMENTS OR MODIFICATIONS OF THE TIMESHARE DOCUMENTS AND/OR DECLARATIONS, A LIST OF WHICH IS ATTACHED TO THE FIRST AMENDMENT AS EXHIBIT C-1). Except as otherwise provided herein or in the Sovereign Documents, Borrower shall not assign its rights as "developer" under the Declarations without Agent's prior written consent, or file or permit to be filed any additional covenants, conditions, easements or restrictions against or affecting the Resorts (or any portion thereof) without Agent's prior written consent, which consent shall not be unreasonably withheld."

35. COLLATERAL. Section 7.2(i) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(i) COLLATERAL. Borrower shall not take any action (nor permit or consent to the taking of any action) which might impair the value of the Collateral or any of the rights of Lenders in the Collateral, EXCEPT WITH RESPECT TO THE SILVERLEAF FINANCE II STOCK AND THE SILVERLEAF FINANCE II SUBORDINATED NOTE AS PROVIDED IN THE SILVERLEAF FINANCE II DOCUMENTS, nor shall Borrower cause or permit any amendment to or modification of the form or terms of any of the Pledged Notes Receivable, Mortgages or, except as specifically provided herein above, the other Timeshare Documents."

36. MODIFICATIONS OF HELLER DOCUMENTS, DZ DOCUMENTS, BOND HOLDER EXCHANGE DOCUMENTS, SOVEREIGN DOCUMENTS, SILVERLEAF FINANCE II DOCUMENTS AND OTHER DEBT INSTRUMENTS. Section 7.2(k) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(k) MODIFICATIONS OF HELLER DOCUMENTS, DZ DOCUMENTS, BOND HOLDER EXCHANGE DOCUMENTS, SOVEREIGN DOCUMENTS, SILVERLEAF FINANCE II DOCUMENTS AND OTHER DEBT INSTRUMENTS. Borrower shall not amend or modify the Heller Documents, the Sovereign Documents, DZ Documents, Bond Holder Exchange Documents, THE SILVERLEAF FINANCE II DOCUMENTS or the documents evidencing any other indebtedness of Borrower, nor shall Borrower extend, modify, increase or terminate the Heller Facility, DZ Facility, the Bond Holder Exchange Transaction, the Sovereign Facility, the TFC CONDUIT LOAN or any other credit facility or loan, without the prior written consent of Lender, which consent shall not be unreasonably withheld."

37. DEFAULT BY BORROWER IN OTHER AGREEMENTS. Section 8.1(m) is hereby deleted in its entirety and in its place instead is substituted the following:

                  "(m) DEFAULT BY BORROWER IN OTHER AGREEMENTS. Except for any Specified Event of Default (as provided in the Forbearance Agreement), which Specified Events of Default shall include a prior existing default under the Heller Facility or the Sovereign Facility and for any "Waived Defaults" under the November Letter Agreement, which "Waived Defaults" include prior existing defaults under the Heller Facility or the Sovereign Facility, any default, AS DEFINED IN THE APPLICABLE LOAN AGREEMENT, by Borrower (i) in the payment of any indebtedness to any Lender, including any indebtedness owed to Agent under the Heller Facility, DZ Facility, Sovereign Facility, Bond Holder Exchange Transaction, Tranche C Facility, Additional Credit Facility, the Inventory Loan, OR THE TFC CONDUIT LOAN, (ii) in the payment or performance of other indebtedness for borrowed money or obligations secured by any part of the Resort; (iii) in the payment or performance of other material indebtedness or obligations (material indebtedness or obligations being defined for purposes of this provision as any indebtedness or obligation in excess of $200,000) where such default accelerates or permits the acceleration (after the giving of notice or passage of time or both) of the maturity of such indebtedness, or permits the holders of such indebtedness to elect a majority of the board of directors of Borrower (whether or not such default[s] have been waived by such holder) or (iv) the acceleration by Heller, Sovereign, DZ or the bondholders of their respective credit facilities OR THE ACCELERATION OF THE TFC CONDUIT LOAN."

38. AUTHORIZATION AND ACTION. Section 13.1 is hereby deleted in its entirety and in its place instead is substituted the following:

                  "13.1 AUTHORIZATION AND ACTION. Each Lender hereby accepts the appointment of and irrevocably (but subject to Section 13.8) authorizes Agent to take such action as Agent on its behalf and to exercise such powers as are expressly delegated to Agent by the terms hereof, together with such powers as are reasonably incidental thereto, INCLUDING BUT NOT LIMITED TO THE EXECUTION, DELIVERY AND PERFORMANCE OF THE SPV SUBORDINATION AGREEMENT AS DEFINED HEREIN. Agent shall not be required to take any action which exposes Agent to personal liability or which is contrary to this Agreement or applicable law. Agent agrees to give to each Lender prompt notice of each notice given to it by Borrower pursuant to the terms of this Agreement. The appointment and authority of Agent hereunder shall terminate upon the payment of the Obligations in full."

39. AGENT'S RESPONSIBILITIES. The first paragraph of Section 13.11(d) is amended as follows:

                  "(d) Except as otherwise provided in this Agreement, Agent shall be entitled, at its option, from time to time and at any time, to enter into any amendment of, or waive compliance with the terms of the Loan Agreement without obtaining prior approval from any Lender, provided that, without the prior approval of each Lender in each instance, Agent may not TAKE ANY OF THE FOLLOWING ACTIONS WITH RESPECT TO THE REVOLVING LOAN COMPONENT: (i) reduce the principal amount of the Loan;
                  (ii) change the Borrowing Base (advance rate) (provided, however, Agent may reduce the Borrowing Base for a limited time (not more than sixty (60) days) to adjust an over-advance circumstance); (iii) change the definition of Eligible Notes Receivable; (iv) decrease the Interest Rate; (v) extend the Final Maturity Date of the Loan; (vi) waive or excuse any payment; (vii) release any material Collateral or any material third party obligor (except as expressly authorized by this Agreement in the normal course of Borrower's business); (viii) waive an Event of Default; or (ix) waive any of the Advance requirements set forth in Section 5.1. Notwithstanding the foregoing, Agent may take any such actions referred to in such preceding sentences and each Lender shall be bound thereby with the consent of such Lenders (including Agent as a Lender for this purpose) whose total Pro Rata Payment Percentage is equal to or exceeds sixty-six and two-thirds percent (66 2/3%) of the outstanding principal balance of the Loan. AGENT SHALL BE ENTITLED, AT IS OPTION, FROM TIME TO TIME AND AT ANY TIME, TO ENTER INTO ANY AMENDMENT OF, OR WAIVE COMPLIANCE WITH THE TERMS OF THE LOAN AGREEMENT WITHOUT OBTAINING PRIOR APPROVAL FROM ANY LENDER INSOFAR AS ANY SUCH ACTIONS RELATE TO OR AFFECT THE TERM LOAN COMPONENT."

40. DESCRIPTION OF LENDERS. Schedule A to the Loan Agreement is hereby deleted in its entirety and in its place instead is substituted the amended Schedule A-1 ATTACHED TO THE FIRST AMENDMENT.

41. CONDITIONS PRECEDENT. This First Amendment shall not be effective until all of the following conditions have been satisfied:

                  (a) APPROVAL OF DOCUMENTS. Borrower has delivered to Agent (with copies to Agent's counsel), and Agent has reviewed and approved in its sole discretion, the form and content of all of the items specified in Subsections (i) through (iv) below (the "SUBMISSIONS"). Agent shall have the right to review and approve any changes to the form of any of the Submissions. If Agent disapproves of any changes to any of the Submissions, Agent shall have the right to require Borrower either to cure or correct the defect objected to by Agent or to elect not to fund any Advance. Under no circumstances shall Agent's failure to approve or disapprove a change to any of the Submissions be deemed to be an approval of such Submissions. All of the Submissions were and shall be prepared at Borrower's sole cost and expense.

                           (i) A certificate in the form attached to THE FIRST AMENDMENT as Exhibit D-1 to be signed by the president, vice president or secretary of the Borrower;

                           (ii) Copies of any amendments to the articles of incorporation/charter and bylaws of Borrower not previously delivered to Agent, certified to be true, correct and complete by Borrower and the Secretary of State of the State of Texas and current certificates of good standing for Borrower for the State of Texas and states where the Resorts are located, a current certificate of authority to conduct business by the Secretary of State in each state in which Borrower conducts business;

                           (iii) A certificate of the Secretary of Borrower certifying the adoption by the Board of Directors of Borrower of a resolution authorizing Borrower to enter into and execute the First Amendment and all such documents requested by Agent in the form attached to THE FIRST AMENDMENT as Exhibit E-1; and

                           (iv) A certificate of the secretary or assistant secretary of Borrower certifying the incumbency, and verifying the authenticity of the signatures of the specified officers of Borrower authorized to sign this First Amendment and all such documents requested by Lender in the form attached to THE FIRST AMENDMENT as Exhibit G-1.

                  (b) EXECUTION AND DELIVERY OF DOCUMENTS. Borrower shall have delivered to Agent the following:

                           (i)      The Silverleaf Finance II Documents;

                           (ii)     Closing Opinions of Counsels for Borrower;

                           (iii)    The Silverleaf Finance II Stock and
                           Subordinated Note Pledge Agreement;

                           (iv)     Amended and Restated Term Loan Component
                           Note;

                           (v) Revised Form of Borrower's Certificate and Request for Advance;

                           (vi)     Bailee Agreement; and

                           (vii)    Such other agreements, documents,
                           instruments, certificates and materials as Agent may request to evidence the Indebtedness, to evidence and perfect the rights and Liens and security interests of Agent contemplated by the Loan Documents, and to effectuate the transactions contemplated herein.

                  (c) EXECUTION OF AMENDMENTS BY SOVEREIGN AND DZ BANK. Agent shall have received evidence, in form and substance satisfactory to Agent, that Sovereign and DZ have executed amendments to the Sovereign Documents and DZ Documents, respectively, in connection with the TFC Conduit Loan and Agent shall have consented to such amendments.

                  (d) NECESSARY CONSENTS OBTAINED. Agent shall have received evidence, in form and substance satisfactory to Agent, that the consent of each party entitled to consent to this First Amendment has been obtained.

                  (e) FEES. Borrower shall have paid all fees of all Lenders in connection with the TFC Conduit Loan and this First Amendment.

42. FURTHER DOCUMENTATION. Borrower agrees to execute and deliver to Lender any and all additional documentation as Lender may now or hereafter require in order to effectuate the terms and conditions of this First Amendment.

43. EFFECT OF AMENDMENT. The Loan Agreement, as herein amended, shall remain in full force and effect.

44. RATIFICATION AND CONFIRMATION. Except as herein expressly amended, Borrower hereby ratifies, confirms, assumes and agrees to be bound by all of representations, warranties, statements, covenants and agreements set forth in the Loan Agreement and the other Loan Documents, as previously amended. The Borrower reaffirms, restates and incorporates by reference all of the representations, warranties, covenants and agreements made in the Loan Documents as if the same were made as of this date. The Borrower agrees to pay the Loan and all related expenses, as and when due and payable in accordance with the Loan Agreement and the other Loan Documents, and to observe and perform the Obligations, and do all things necessary which are not prohibited by law to prevent the occurrence of any Event of Default. In addition, to further secure, and to evidence and confirm the securing of, the prompt and complete payment and performance by the Borrower of the Loan and all of the Obligations, for value received, Borrower unconditionally and irrevocably assigns, pledges and grants to Agent and each Lender, and hereby confirms or reaffirms the prior granting to Agent and each Lender of, a continuing first priority Lien, mortgage and security interest in and to all of the Collateral, except as otherwise set forth herein, whether now existing or hereafter acquired. Also, as provided in the Loan Documents, the Loan is and shall be further secured by the Liens and security interests in favor of Agent and each Lender in the properties and interests relating to Additional Eligible Resorts, which now or hereafter serve as collateral security for any Obligations. Upon satisfaction of the requirements for approval by Agent of Additional Resorts, Borrower shall record, or cause to be recorded, such mortgages, deeds of trust, deeds to secure debt, assignments, pledges, security agreements and UCC Financing Statements in the appropriate public records of the state in which each Resort is located to further evidence and perfect Agent and each Lender's Lien on the Collateral. Borrower agrees to deliver or cause to be delivered by its Affiliates, such mortgages, deeds of trust, deeds to secure debt, assignments, pledges, security agreements and UCC Financing Statements as Agent may deem necessary to further evidence and perfect the Agent and each Lender's Lien on the Collateral.

45. ESTOPPEL. Borrower acknowledges, agrees and confirms that: (a) Advances under the Loan Agreement have been made prior to the date hereof; (b) all such Advances made prior to the Closing Date were made in favor of the Original Borrower and the Borrower in respect of the Existing Eligible Resorts; (c) Advances made prior to the date of the First Amendment are deemed as having been made for the benefit of the Borrower and Borrower acknowledges and agrees that Borrower received a direct and substantial financial benefit from such Advances and (d) immediately prior to the date of the First Amendment, and without giving effect to any Advances that may be made pursuant to the First Amendment, the status of the Loan, including the outstanding principal balance thereof is as reflected in the Loan Funding Report delivered to and approved by Lender in connection with the closing of the First Amendment.

         The Loan constitutes valuable consideration to the Borrower, which consideration is uninterrupted and continuous since the dates on which the Loan was first made. This First Amendment and the other Loan Documents and the Loan modifications and transactions provided for or contemplated hereunder or thereunder, shall in no way adversely affect the Lien or perfection or priority of any Lien of Lender as of the date hereof in and to any Collateral, and are not intended to constitute, and do not constitute or give rise to, any novation, cancellation or extinguishment of any of Borrower's Obligations existing as of the Closing Date to Lender, or of any interests owned or held by Lender (and not previously released) in and to any of the Collateral; it being the intention of the parties that the transactions provided for or contemplated herein shall be effectuated without any interruption in the continuity of the value and consideration received by Borrower, and of the attachment, perfection, priority and continuation in favor of Lender in and to all Collateral and proceeds.

46. EFFECTIVE DATE. Upon satisfaction of the conditions precedent set forth in Section 41 hereof, this First Amendment shall be effective as of the First Amendment Effective Date, as defined in the Loan Agreement as amended hereby.

47. MAXIMUM OBLIGATION OF LENDER UNDER THE LOAN, THE ADDITIONAL CREDIT FACILITY AND THE INVENTORY LOAN. Borrower acknowledges, agrees and confirms that notwithstanding anything to the contrary herein, in any other Loan Document or in any document evidencing or securing the Additional Credit Facility or the Inventory Loan, Lender shall not be obligated to fund any Advance hereunder, which when taken together with the loans or advances made by the Lender to the Borrower under this Agreement, the Additional Credit Facility or the Inventory Loan, would cause the aggregate amount of such loans and advances by the Lender to Borrower to exceed the maximum aggregate amount as set forth in the Loan Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed on their behalf as of the day and year first written above.

Witnessed By:                            TEXTRON FINANCIAL CORPORATION

    [illegible]
-----------------------
                                         By /S/ JOHN T. D'ANNIBALE
                                           -------------------------
/S/ JESSICA CONCORD                      Name: John T. D'Annibale
----------------------                   Its: Vice President

                                         SILVERLEAF RESORTS, INC.

 /S/ GEORGE BEDELL
--------------------
                                         By: /S/ HARRY J. WHITE, JR.
                                            ---------------------------
/S/ LAINE CLOSE                          Name: Harry J. White, Jr.
--------------------                     Its: CFO

STATE OF CONNECTICUT       )
                           ) ss: East Hartford
COUNTY OF HARTFORD         )

         At East Hartford in said County and State on this 22nd day of December, 2003, personally appeared Nicholas L. Mecca, duly authorized Vice President of Textron Financial Corporation, and he acknowledged the foregoing instrument by him signed and sealed to be his free act and deed and the free act and deed of Textron Financial Corporation.

                 Before me: /S/ MATTHEW CARRANO
                           ------------------------
                           Notary Public in and for said State
                           My Commission Expires:
                           Commissioner of the Superior Court

STATE OF  Texas            )
                           ) ss:
COUNTY OF Dallas           )

         At Dallas in said County and State on this 19th day of  December, 2003,
personally appeared   Harry J. White, Jr. , duly authorized officer of
SILVERLEAF RESORTS, INC., and he/she acknowledged the foregoing instrument by him/her signed and sealed to be his/her free act and deed and the free act and deed of Silverleaf Resorts, Inc., a Texas corporation, on behalf of the corporation.

                 Before me: /S/ R. LAINE CLOSE
                           ---------------------
                           Notary Public in and for said State
                           My Commission Expires:

List of Exhibits and Schedules:

EXHIBIT A-1 Term Loan Component Note
EXHIBIT B-1 Stock and Subordinated Note Pledge Agreement
EXHIBIT C-1 Amendments to Timeshare Documents
EXHIBIT D-1 Borrower's Certificate
EXHIBIT E-1 Authorizing Resolution
EXHIBIT F-1 Business Plan
EXHIBIT G-1 Incumbency Certificate
SCHEDULE A-1 Description of Lenders